Exhibit 99.1

For more information, contact:

Name: Erin McGrath

AT&T Corporate and Financial Communications

Phone: (214)-862-0651

Email: EM3380@att.com

For Holders of Notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

   (212) 430-3774 (collect)

AT&T INC. ANNOUNCES EXPIRATION OF ITS TENDER OFFERS

Dallas, Texas, December 17, 2019 — AT&T Inc. (NYSE: T) announced today the expiration of its fifty-three offers to purchase for cash any and all of the outstanding notes listed in the table below (collectively, the “Notes”). The offers were made on the terms and conditions set forth in the offer to purchase dated November 18, 2019 and the accompanying letter of transmittal.

The offers expired at 11:59 p.m., New York City time, on December 16, 2019. The settlement date is expected to be December 19, 2019. AT&T expects to accept all of the Notes validly tendered and not validly withdrawn. Holders will receive the applicable Total Consideration (as defined in the offer to purchase) and accrued and unpaid interest from the last interest payment date for the Notes to, but not including, the settlement date.

The table below provides the aggregate principal amount of each series of Notes validly tendered and not validly withdrawn at or prior to the expiration date and the aggregate principal amount of each series of Notes that will be outstanding following the settlement date.

Title of Notes	Issuer	Principal Amount Outstanding as of the Expiration Date	CUSIP Number	Aggregate Principal Amount Validly Tendered as of the Expiration Date that AT&T plans to accept(1)	Principal Amount Outstanding Immediately After the Settlement Date
7.85% Debentures due January 15, 2022	Michigan Bell Telephone Company(2)	$102,800,000	594185AQ3	$21,410,000	$81,390,000
4.00% Notes due 2022+	Time Warner(3)	$77,900,000	887317AN5	$15,320,000	$62,580,000
3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$65,028,000	25459HBF1	$4,689,000	$60,339,000
3.40% Notes due 2022+	Time Warner(3)	$95,318,000	887317AQ8	$32,135,000	$63,183,000
9.15% Debentures due 2023+	Historic TW(4)	$115,871,000	887315AM1	$9,493,000	$106,378,000
4.05% Notes due 2023+	Time Warner(3)	$88,713,000	887317AR6	$6,486,000	$82,227,000
7.57% Debentures due 2024+	Historic TW(4)	$49,643,000	887315BH1	$8,742,000	$40,901,000
4.450% Senior Notes due 2024* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$42,036,000	25459HBL8	$6,739,000	$35,297,000

December 17, 2019

© 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

3.55% Notes due 2024* +	Time Warner(3)	$160,452,000	887317AV7	$98,718,000	$61,734,000
3.95% Senior Notes due 2025* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$38,659,000	25460CAA1	$16,882,000	$21,777,000
3.60% Notes due 2025* +	Time Warner(3)	$154,399,000	887317AW5	$25,214,000	$129,185,000
7% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(5)	$105,567,000	079867AM9	$5,702,000	$99,865,000
6.85% Debentures due 2026	Historic TW(4)	$16,568,000	887315BB4	$11,000	$16,557,000
3.875% Notes due 2026* +	Time Warner(3)	$53,936,000	887317AZ8	$24,397,000	$29,539,000
7 1/8% Debentures due March 15, 2026(6)** +	Pacific Bell Telephone Company(2)(7)	$279,817,000	694032AT0	$56,860,000	$222,957,000
2.95% Notes due 2026* +	Time Warner(3)	$85,245,000	887317BA2	$42,091,000	$43,154,000
7.30% Debentures due August 15, 2026+	Indiana Bell Telephone Company, Incorporated(2)	$28,063,000	454614AK4	$1,873,000	$26,190,000
6.04% Debentures, due November 15, 2026	BellSouth, LLC(8)	$4,295,000	079857AC2	$2,169,000	$2,126,000
3.80% Notes due 2027* +	Time Warner(3)	$93,503,000	887317BB0	$39,402,000	$54,101,000
6.875% Debentures due 2027	Ameritech Capital Funding Corporation	$43,380,000	030955AJ7	$7,544,000	$35,836,000
6.55% Debentures due January 15, 2028+	Ameritech Capital Funding Corporation(2)	$104,205,000	030955AN8	$3,957,000	$100,248,000
6.95% Debentures due 2028+	Historic TW(4)	$82,846,000	887315BM0	$16,286,000	$66,560,000
6 3/8% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(5)	$215,798,000	079867AW7	$18,607,000	$197,191,000
6.500% Notes due 2029	AT&T Corp.	$120,939,000	001957AW9	$5,615,000	$115,324,000
6 5/8% Debentures due 2029+	Historic TW(4)	$96,046,000	887315BN8	$33,731,000	$62,315,000
7 7/8% Debentures due 2030+	BellSouth, LLC(8)	$121,479,000	079857AH1	$72,744,000	$48,735,000
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(9)	$348,621,000	00209AAF3	$73,679,000	$274,942,000
7.625% Debentures due 2031+	Time Warner(3)	$193,988,000	00184AAC9	$38,522,000	$155,466,000
6 7/8% Notes due 2031+	BellSouth, LLC(10)	$125,832,000	079860AD4	$12,075,000	$113,757,000
8.750% Senior Notes due November 15, 2031(6) +	AT&T Corp.	$168,321,000	001957BD0	$59,254,000	$109,067,000
7.125% Senior Notes due 2031	AT&T Mobility LLC(11)	$190,000,000	17248RAJ5	$38,598,000	$151,402,000
7.700% Debentures due 2032+	Time Warner(3)	$153,445,000	00184AAG0	$14,394,000	$139,051,000
6.550% Notes due 2034+	BellSouth, LLC(10)	$157,011,000	079860AE2	$9,602,000	$147,409,000
6.00% Notes due 2034	BellSouth, LLC(10)	$227,344,000	079860AK8	$26,289,000	$201,055,000
8.30% Discount Debentures due 2036	Historic TW(4)	$157,766,000	887315AZ2	$1,759,000	$156,007,000
6.50% Debentures due 2036+	Time Warner(3)	$90,652,000	887317AD7	$75,156,000	$15,496,000
5.95% Debentures due January 15, 2038+	Ameritech Capital Funding Corporation(2)	$3,549,000	030955AP3	$337,000	$3,212,000
6.350% Senior Notes due 2040+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$9,517,000	25459HAQ8	$1,859,000	$7,658,000
6.200% Debentures due 2040+	Time Warner(3)	$27,389,000	887317AE5	$3,584,000	$23,805,000
6.10% Debentures due 2040+	Time Warner(3)	$66,554,000	887317AH8	$27,693,000	$38,861,000
6.000% Senior Notes due 2040* +	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$15,947,000	25459HAX3	$6,479,000	$9,468,000
6.375% Senior Notes due 2041+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$15,874,000	25459HAZ8	$10,694,000	$5,180,000
6.25% Debentures due 2041+	Time Warner(3)	$73,554,000	887317AL9	$5,401,000	$68,153,000
5.375% Debentures due 2041+	Time Warner(3)	$52,683,000	887317AM7	$39,500,000	$13,183,000
5.150% Senior Notes due 2042+	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$41,433,000	25459HBG9	$23,141,000	$18,292,000

December 17, 2019

© 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

4.90% Debentures due 2042+	Time Warner(3)	$105,495,000	887317AP0	$84,280,000	$21,215,000
5.35% Debentures due 2043+	Time Warner(3)	$62,026,000	887317AS4	$30,133,000	$31,893,000
4.65% Debentures due 2044* +	Time Warner(3)	$124,203,000	887317AU9	$111,386,000	$12,817,000
4.85% Debentures due 2045* +	Time Warner(3)	$104,269,000	887317AX3	$87,252,000	$17,017,000
5.85% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(5)	$52,482,000	079867AN7	$12,685,000	$39,797,000
7% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(5)	$77,270,000	079867AP2	$721,000	$76,549,000
6.65% Zero-to-FullSM Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(5)	$41,584,000	079867AS6	$27,313,000	$14,271,000
7.12% Debentures, due July 15, 2097+	BellSouth, LLC(8)	$55,682,000	079857AF5	$10,637,000	$45,045,000

(1)

Reflects the aggregate principal amount of each series of Notes that have been validly tendered and not validly withdrawn as of the expiration date that AT&T expects to accept, based on information provided by the tender agent to AT&T.

(2)

The 7.85% Debentures due January 15, 2022, the 7 1/8% Debentures due March 15, 2026, the 7.30% Debentures due August 15, 2026, the 6.55% Debentures due January 15, 2028 and the 5.95% Debentures due January 15, 2038 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by specified subsidiaries so long as all of the outstanding shares of stock of the subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership of a subsidiary and such subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations. The subsidiaries named in this guarantee are Southwestern Bell Telephone Company, Pacific Bell Telephone Company, The Southern New England Telephone Company, Southern New England Telecommunications Corporation, Ameritech Capital Funding Corporation, The Ohio Bell Telephone Company, Wisconsin Bell, Inc., Michigan Bell Telephone Company, Indiana Bell Telephone Company Inc., and Illinois Bell Telephone Company.

(3)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(4)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(5)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(6)	The 7 1/8% Debentures due March 15, 2026 and the 8.750% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) are fully, unconditionally and irrevocably guaranteed by AT&T.
(7)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(8)

The 6.04% Debentures, due November 15, 2026, the 7 7/8% Debentures due 2030 and the 7.12% Debentures, due July 15, 2097, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.

(9)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(10)	The 6 7/8% Notes due 2031, the 6.550% Notes due 2034 and the 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(11)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

*

Denotes a series of Notes for which the calculation of the applicable Total Consideration has been performed using the value of such Notes as determined at the applicable Price Determination Time (as set forth in the offer to purchase) as if the principal amount of such Notes had been due on the applicable par call date.

**	Denotes a series of Notes, a portion of which is held in physical certificated form and is not held through The Depositary Trust Company.
+

Denotes a series of Notes with respect to which, as a result of a prior consent solicitation on this series, requisite consent was received and a supplemental indenture was executed, eliminating substantially all restrictive covenants and certain events of default and other provisions of the indenture governing this series.

December 17, 2019

© 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The tender offers were made solely by the offer to purchase and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the offer to purchase or any other offer materials relating to the tender offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the offer to purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order.

###

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the offer to purchase related to the tender offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

December 17, 2019

© 2019 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.